UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 15, 2003



                        Commission file number 001-15081



                             UnionBanCal Corporation


                        State of Incorporation: Delaware
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969

Item 12.  Results of Operations and Financial Condition.

On October 15, 2003, UnionBanCal Corporation issued a press release concerning earnings for the third quarter of 2003, a copy of which is furnished herewith as
Exhibit 99.1.


            Exhibit No.            Description
--------------------------------------------------------------------------------
                 99.1              Text of press release dated October 15, 2003.

                                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   October 15, 2003


                                UNIONBANCAL CORPORATION


                                By:   /s/  DAVID I. MATSON
                                      -----------------------
                                           David I. Matson
                                        Chief Financial Officer
                                       (Duly Authorized Officer)